Subsequent Events	12 Months Ended
Jun. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

30. SUBSEQUENT EVENTS

On July 20, 2020, 166,066,050 warrants issued during the capital raise in May 2019 exercisable at United States Dollars (US$) US$0.00533, each expiring May 23, 2024 were exercised and converted to 114,447,000 Ordinary Shares. These warrants have no cash consideration upon conversion and were consistent with the cashless exercise arrangement under the terms of their issue

Furthermore, 18,500,000 options issued to an underwriter exercisable at $0.008, each expiring October 29, 2022 were exercised and converted to 18,500,000 Ordinary Shares. These options were issued for a cash consideration of A$148,000.

On July 21, 2020, the Company closed a registered direct offering of 1,025,000 American Depository Shares (ADS’s), each representing six hundred (600) of the Company’s ordinary shares, at a purchase price of United States Dollars (US$) US$5.00 per ADS - or in Australian dollars $0.012 per ordinary share. The gross proceeds for this offering was approximately US$5.1 million. Against the offering, the Company agreed to issue 39,975,000 warrants exercisable at US$0.0104 each, expiring in 5 years from issue date, to H.C. Wainwright & Co which would form part of cost of raising capital. The said warrants have not been issued as of the date of report as they are subject to shareholder approval.

As of August 25, 2020, the Company has regained compliance with the equity requirement of NASDAQ Listing Rule 5550(b)(1), as required by the Hearings Panel decision dated May 12, 2020.